UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 8, 2011
PMFG, INC.
(Exact Name Of Registrant As Specified In Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-34156 (Commission File Number)	51-0661574 (IRS Employer Identification No.)
14651 North Dallas Parkway, Suite 500
Dallas, Texas 75254
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (214) 357-6181
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Purchase Agreement.
On November 4, 2011 (the “Execution Date”), Peerless Europe Limited (“PEL”), a company organized under the laws of the United Kingdom and a wholly-owned subsidiary of PMFG, Inc., a Delaware corporation (“PMFG”), entered into a Share Purchase Agreement (the “Purchase Agreement”) with Rainer Diekmann, a resident of Germany (“Seller”). Pursuant to the Purchase Agreement and effective as of the Execution Date, PEL purchased from Seller all of the registered share capital of Burgess Manning GmbH, a limited liability company organized under the laws of Germany (the “Company”). The Company, based in Dusseldorf, Germany, will operate as a direct wholly-owned subsidiary of PEL.
The Company is engaged in the development, production, installation and sale of acoustic, vent and blowdown silencers as well as vibration absorbers, separators, sound absorbers, air-intake filters, filter separators, compressors, pumps and heat collectors for application in machinery, equipment, tools and instruments. Substantially all of the assets, employees and liabilities of the Company remained with the Company after the share purchase.
The purchase price paid to Seller for the Company was EUR 4,000,000 (approximately US $5,500,000 based on exchange rates on the Execution Date), of which EUR 3,000,000 was paid to Seller on the Execution Date and the remaining EUR 1,000,000 will be due and payable to Seller in one installment on the first annual anniversary of the Execution Date, without interest. To secure the payment of such deferred purchase price, PEL submitted to Seller an irrevocable guarantee on first demand issued by HSBC Bank plc, London. The EUR 3,000,000 paid by PEL on the Execution Date was funded with cash on hand.
After the Execution Date, the purchase price will be increased by the amount, if any, by which retained profits (accumulated earnings less declared dividends) of the Company for its fiscal year ended September 30, 2011 exceed EUR 2,000,000 (approximately US $2,750,000 based on exchange rates on the Execution Date). The retained profits will be determined from the audited 2011 fiscal year-end financial statements of the Company prepared applying German generally accepted accounting principles consistently applied in accordance with the Company’s past practices. Any increase in the purchase price will be paid within 30 days of the Company’s 2011 fiscal year end financial statements becoming final.
In connection with the Purchase Agreement, Seller’s employment and position as managing director of the Company terminated, and Seller and the Company entered into a consulting agreement, pursuant to which Seller will provide consulting services to the Company for two years in exchange for annual compensation of EUR 66,000 (approximately US $91,000 based on exchange rates on the Execution Date). Seller further agreed to waive any and all claims he may have against the Company, including any claims for compensation or bonuses. In addition, for a period of three years Seller will be bound by non-competition and non-solicitation covenants which provide that Seller will not directly or indirectly (a) invest, engage or participate in any activities which compete with the Company or its business; (b) employ or otherwise engage any employee of the Company; or (c) induce any customer, supplier or business partner to cease doing business with the Company.
Previously, the Company and Burgess Manning , Inc., a wholly-owned indirect subsidiary of PMFG, were parties to a Manufacturing License and Technical Agreement, dated October 1, 2006, pursuant to which the Company had a five year exclusive license for a specified territory that included Germany, Austria, Russia, Spain and a number of other European countries as well as Libya. The manufacturing license expired by its terms on October 1, 2011.
The Purchase Agreement contains representations, warranties, covenants and indemnities considered customary for transactions of this nature. The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

The Purchase Agreement has been included as an exhibit to this Current Report on Form 8-K to provide you with information regarding its terms. The Purchase Agreement contains representations and warranties that the parties thereto made as of specific dates. The assertions embodied in the representations and warranties in the Purchase Agreement were made solely for purposes of the Purchase Agreement and the transactions and agreements contemplated thereby among the respective parties, and each may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms thereof. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to stockholders or may have been used for the purpose of allocating risk among the parties rather than establishing matters as facts.
Item 2.01. Completion of Acquisition or Disposition of Assets
On November 4, 2011, PEL’s acquisition of all the registered share capital of the Company for a purchase price of EUR 4,000,000 (approximately US $5,500,000 based on exchange rates on the Execution Date) was effective. Substantially all of the assets, employees and liabilities of the Company remained with the Company after the share purchase. The Company, based in Dusseldorf, Germany, will operate as a direct wholly-owned subsidiary of PEL.
The information required to be reported under this Item 2.01 is incorporated by reference to Item 1.01 set forth above.
Item 7.01. Regulation FD Disclosure.
On November 8, 2011, PMFG issued a press release announcing the acquisition of the Company pursuant to the Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
The information contained in, or incorporated into, this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such filing.
Item 9.01. Financial Statements and Exhibits.
(a)      Financial Statements of Business Acquired
PMFG intends to file the financial statements required by this Item 9.01(a), if any, by an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date that this Current Report on Form 8-K with respect to the consummation of the acquisition reported under Item 2.01 is required to be filed.
(b)      Pro Forma Financial Information
PMFG intends to file the pro forma financial information required by this Item 9.01(b), if any, by an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date that this Current Report on Form 8-K with respect to the consummation of the acquisition reported under Item 2.01 is required to be filed.
(d)      Exhibits

Exhibit No.	Description
2.1	Share Purchase Agreement between Rainer Diekmann and Peerless Europe Limited, dated as of November 4, 2011 *

99.1	Press Release issued by PMFG, Inc. on November 8, 2011

*	Specified exhibits and schedules to the Share Purchase Agreement are not filed. PMFG will furnish supplementally a copy of any omitted exhibit or schedule to the Securities and Exchange Commission upon request.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PMFG, INC.
By:	/s/ Melissa G. Beare
Melissa G. Beare
Vice President, General Counsel and Corporate Secretary

Date: November 8, 2011

EXHIBIT INDEX

Exhibit No.	Description
2.1	Share Purchase Agreement between Rainer Diekmann and Peerless Europe Limited, dated as of November 4, 2011 *

99.1	Press Release issued by PMFG, Inc. on November 8, 2011

*	Specified exhibits and schedules to the Share Purchase Agreement are not filed. PMFG will furnish supplementally a copy of any omitted exhibit or schedule to the Securities and Exchange Commission upon request.